UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 2, 2004


                        DENTAL PATIENT CARE AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            UTAH                      333-37842                 87-0639343
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)



                      2825 E. Cottonwood Parkway, Suite 500
                           Salt Lake City, Utah 84121
                     ---------------------------------------
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (801) 990-3314


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statement.

         On November 2, 2004, in the process of finalizing the preparation of the Form 10-QSB report for the quarter ended September 30, 2004, the Company's Chief Financial Officer discovered the following error in the Form 10-QSB filed for the quarter ended June 30, 2004:

         =======================================================================
         The previously filed operating results for the three months ended June 30, 2004 were erroneous. The numbers shown are in fact the operating results for the three months ended March 31, 2004.
         =======================================================================

         Investors and the Commission should no longer rely on the financial statements filed by the Company with regard to the results of operations for the quarter ended June 30, 2004.

         The Company's Chief Financial Officer has discussed the described error with the independent accountants for the Company.

         The Company will shortly file an Amended Form 10-QSB for the quarter ended June 30, 2004 to rectify the error.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



November 5, 2004                               DENTAL PATIENT CARE AMERICA, INC.



                                               By: /s/  A. R. Thorup
                                                   ----------------------------
                                                   A. R. Thorup,  Secretary

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